
                                       SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING SEPTEMBER 30, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1999-B
                                        Class A - 055237AL5 Class B - 055237AM3
                                      Secured Note Trust - 05526RAC8 and U06851AB2


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $116,746,634.77
                                                                                                        ---------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 12,437,763.96
                                                                                                        ---------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $    667,574.05
                                                                                                        ---------------

4.          The aggregate amount of Servicer Interchange                                                $    667,574.05
                                                                                                        ---------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1999-B   Certificates                                                                $ 12,437,763.96
                                                                                                        ---------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1999-B  Certificates                                                                 $116,746,634.77
                                                                                                        ---------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1999-B -Certificates                                                          $          0.00
                                                                                                        ---------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $          0.00
                                                                                                        ---------------

9.          The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $ 80,000,000.00
                                                                                                        ---------------

10.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $  2,447,229.17
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $    166,298.61
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    271,133.33
                                                                                                        ---------------

11.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $          0.00
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $          0.00
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $          0.00
                                                                                                        ---------------

12.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $  2,447,229.17
                                                                                                        ---------------
      (ii)  Class B Certificateholders                                                                  $    166,298.61
                                                                                                        ---------------
     (iii)  Collateral Interest Holder                                                                  $    271,133.33
                                                                                                        ---------------

13.         To the knowledge of the undersigned, no Series 1999-B Pay Out Event or Trust Pay
            Out Event has occurred except as described below:
            None


          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered this  Certificate  this  10th  day  of  October,  2001.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   Victoria  J.  Jahanbani
             -------------------------------
          Name:      Victoria  J.  Jahanbani
          Title:     Vice  President